Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 17 – SUBSEQUENT EVENTS

On March 19, 2020, the Company borrowed a one-year loan in the amount of RMB 25 million from Bank of China, which bears an effective annual interest rate of 4.57% per annum. The loan is guaranteed by Gary Wang, David Wang, Guoan Xu, and their family spouses.

On January 20, 2020, the Company borrowed a revolving loan from its LOC of RMB 5 million at an interest rate of LPR plus 0.2%.

The outbreak of the COVID-19 pandemic in China starting from the beginning of 2020 has posed limitations to the Company's normal operating routine. The Company followed the restrictive measures implemented in China, by suspending onsite operation and having employees work remotely until late March 2020, when the Company started to gradually resume normal operation. Consequently, the COVID-19 pandemic may adversely affect the Company's business operations, financial condition and operating results for 2020, including but not limited to material negative impact to the Company's total revenues, slower collection of accounts receivables and significant impairment to the Company's equity investments. Due to the high uncertainty of the evolving situation, the Company has limited visibility on the full impact brought upon by the COVID-19 pandemic and the related financial impact cannot be estimated at this time.